UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2015

The Manitowoc Company, Inc.

 (Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 South 44th Street, Manitowoc, Wisconsin 54221-0066

 (Address of principal executive offices, including ZIP code)

(920) 684-4410

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2015, the Board of Directors (the “Board”) of The Manitowoc Company, Inc. (the “Company”) approved an amendment to Section 2 of Article III of the Restated By-Laws of the Company to provide for the phased elimination of the Company’s classified board structure.  Under the amendment, beginning at the Company’s 2015 annual meeting of shareholders (the “2015 Annual Meeting”), a director whose term expires at an annual meeting of shareholders will stand for election for a term that lasts until the next annual meeting of shareholders (and until his or her successor is elected and qualified).  Directors elected prior to the 2015 Annual Meeting will complete the respective terms to which they were elected.

The foregoing description is qualified in its entirety by reference to the text of the Restated By-Laws of the Company, as amended through January 27, 2015, which are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.             Regulation FD Disclosure.

On January 29, 2015, the Company announced that the Board has authorized the Company’s management to pursue a plan to separate the Company’s Cranes and Foodservice businesses into two independent, publicly-traded companies.  A copy of the Company’s press release regarding the proposed separation is furnished with this Current Report on Form 8-K as Exhibit 99.1.  The press release is furnished under this Item 7.01 and shall not be deemed filed with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.             Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following Exhibit 3.1 is being filed herewith and the following Exhibit 99.1 is being furnished herewith:

(3.1)                       The Manitowoc Company, Inc. Restated By-Laws (as amended through January 27, 2015).

(99.1)                Press Release issued by The Manitowoc Company, Inc. on January 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: January 29, 2015	By:	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of January 29, 2015

Exhibit Number	Description

(3.1)	The Manitowoc Company, Inc. Restated By-Laws (as amended through January 27, 2015).**
(99.1)	Press Release issued by The Manitowoc Company, Inc. on January 29, 2015.*

* Furnished herewith.

** Filed herewith.